UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

BANK OF THE CAROLINAS CORPORATION

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

135 BOXWOOD VILLAGE DRIVE, MOCKSVILLE, NORTH CAROLINA 27028

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2014, Bank of the Carolinas Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with certain institutional and other accredited investors, including entities controlled or advised by, or affiliated with the following: Wellington Management Company LLP; FJ Capital Management, LLC; EJF Capital Management; The Family Office; RMB Capital Management LLC; JCSD Partners; Siena Capital Partners; PRB Investors; Sandler O’Neill Asset Management; Tricadia Capital Management; and Allstate Investments (the “Investors”). The Purchase Agreement was entered into by the Company in connection with a private placement of its common stock in which the Company issued and sold to the Investors, as well as other investors who were not a party to the Purchase Agreement, a total of 458,132,991 shares (the “Shares”) of the Company’s common stock, no par value per share, at a sales price of $0.10 per share, for an aggregate purchase price of $45,813,299.10. The private placement closed on July 16, 2014.

The Purchase Agreement contains representations, warranties, and covenants of the Company and the Investors that are customary in private placement transactions. The provisions of the Purchase Agreement also include an agreement by the Company to indemnify each Investor against certain liabilities.

Pursuant to the terms of the Purchase Agreement, the Company and the Investors also entered into a Registration Rights Agreement under which the Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register the Shares for resale. The Company is obligated to file such registration statement no later than the 30th calendar day after the closing of the private placement and to use commercially reasonable efforts to cause such registration statement to be declared effective by the earlier of (i) the 90th calendar day after the closing of the private placement (or the 120th calendar day in the event that such registration statement is reviewed by the SEC), and (ii) if the Company is notified by the SEC that such registration statement will not be reviewed or will not be subject to further review, then the 5th trading day after such notification date. The Company will be required to make certain payments as liquidated damages under the Registration Rights Agreement to the Investors in certain circumstances if such registration statement is not (i) filed with the SEC within the specified time period, (ii) declared effective by the SEC within the specified time periods, or (iii) available (with certain limited exceptions) after having been declared effective.

In addition, the Company has entered into Side Letter Agreements with FJ Capital Management, LLC; Bridge Equities III, LLC; RMB Capital Management LLC; Sandler O’Neill Asset Management, and TFO Financial Institutions Restructuring Fund II LLC. Under the terms of these Side Letter Agreements, (i) Bridge Equities and RMB Capital Management are each entitled to have one representative appointed to the Company’s board of directors, (ii) Sandler O’Neill Asset Management is entitled to have one representative attend all meetings of the Company’s board of directors as a nonvoting observer for so long as Sandler O’Neill or its affiliates own 1% or more of all of the outstanding shares of the Company’s common stock, and (iii) Bridge Equities and TFO Financial Institutions Restructuring Fund II LLC are entitled to reimbursement of legal fees incurred by them in connection with their participation in the private placement.

The foregoing description of the Purchase Agreement, the Registration Rights Agreement, and the Side Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the Registration Rights Agreement, and the Side Letter Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 respectively, and incorporated herein by reference. The Purchase Agreement, the Registration Rights Agreement, and the Side Letter Agreements have been attached as exhibits to this Current Report on Form 8-K solely in order to provide investors and security holders with information regarding their respective terms. They are not intended to provide any other financial or other information about the Company or its subsidiaries. The representations, warranties and covenants contained in each such agreement were made only for purposes of such agreement, were made of specific dates, are solely for the benefit of the parties to such agreement, may be subject to limitations agreed upon by the parties to such agreement, and may be subject to standards of materiality applicable to the parties thereto that differ from those applicable to other investors. Other investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of each such agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Important Information

The investments discussed above involve the sale of securities in a private transaction that was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Shares will be subject to the resale restrictions under the Securities Act. As such, the Shares may not be offered or sold absent registration or an applicable exemption from registration. This document and the information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the private placement set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance and sale of the Shares is exempt from registration under the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D as promulgated thereunder, as a transaction by an issuer not involving a public offering.

FIG Partners, LLC, Atlanta, Georgia, served as placement agent in the private placement, and The Hutchison Company, Durham, North Carolina, served as the Company’s financial advisor in connection with the transaction. The Company paid FIG Partners a placement agent fee of $1,723,431.96 and paid The Hutchison Company a financial advisory fee of $390,107.99.

The Company intends to use a majority of the net proceeds from the private placement to inject new capital into its bank subsidiary, Bank of the Carolinas. In connection with the private placement, the Company repurchased all 13,179 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued under the Capital Purchase Program from the U.S. Treasury for a cash payment of $3,294,750. The Treasury also agreed to waive any unpaid dividends on the Series A Preferred Stock, and to cancel the warrant to purchase 475,204 shares of the Company’s common stock held by the Treasury. The Company also repurchased all of its floating rate trust preferred securities issued through its subsidiary, Bank of the Carolinas Trust I, from the holders of those securities for an aggregate cash payment of $1,750,000. The holders of the trust preferred securities agreed to forgive any unpaid interest on the securities. The Company also agreed to repurchase a subordinated note from the holder of the note for a cash payment of $1,350,000. The noteholder agreed to forgive any unpaid interest on the note.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Stock Purchase Agreement dated July 15, 2014

10.2	Form of Registration Rights Agreement dated July 15, 2014

10.3	Side Letter Agreement with FJ Capital Management, LLC, dated July 15, 2014

10.4	Side Letter Agreement with Bridge Equities III, LLC, dated July 15, 2014

10.5	Side Letter Agreement with RMB Capital Management LLC, dated July 15, 2014

10.6	Side Letter Agreement with Sandler O’Neill Asset Management, dated July 15, 2014

10.7	Side Letter Agreement with TFO Financial Institutions Restructuring Fund II LLC, dated July 15, 2014

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Company’s goals and expectations and (ii) statements preceded by, followed by, or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Company’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION

By:	/s/ Stephen R. Talbert
Stephen R. Talbert
President and Chief Executive Officer

Dated: July 21, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Stock Purchase Agreement dated July 15, 2014

10.2	Form of Registration Rights Agreement dated July 15, 2014

10.3	Side Letter Agreement with FJ Capital Management, LLC, dated July 15, 2014

10.4	Side Letter Agreement with Bridge Equities III, LLC, dated July 15, 2014

10.5	Side Letter Agreement with RMB Capital Management LLC, dated July 15, 2014

10.6	Side Letter Agreement with Sandler O’Neill Asset Management, dated July 15, 2014

10.7	Side Letter Agreement with TFO Financial Institutions Restructuring Fund II LLC, dated July 15, 2014